                                                                     Exhibit 4.4

                          [CERTIFICATE APPEARS HERE]

                                JOY GLOBAL INC.

INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
    THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

       THIS CERTIFIES THAT                                 CUSIP NO. 481165 10 8


     is the owner of

 FULLY PAID AND NON-ACCESSABLE SHARES OF THE COMMON STOCK,  PAR VALUE $1.00 PER
                                  SHARE, OF
                               JOY GLOBAL INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             AUTHORIZED SIGNATURE

     /s/ Eric B. Fonstad     [Corporate Seal Here]     /s/ John Nils Hanson
     -------------------                               --------------------
         Eric B. Fonstad                                   John Nils Hanson
          SECRETARY                                    CHIEF EXECUTIVE OFFICER
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                                JOY GLOBAL INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common                 UNIF GIFT MIN ACT-
     TEN ENT -as tenants by the entireties
     JT TEN  -as joint tenants with right          _________ Custodian _________
              of survivorship and not as            (Cust)              (Minor)
              tenants in common
                                                   under Uniform Gifts to Minors
                                                   Act
                                                       -------------
                                                          (State)

   Additional abbreviations may also be used although not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      -------------------------



            --------------------------------------------------------------------
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.